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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Claremont Technology Group, Inc.:

     We consent to the use of our report incorporated herein and to the reference to our firm under the heading "Experts" in the Joint Proxy Statement/Prospectus.

                                          KPMG PEAT MARWICK LLP

Portland, Oregon
June 5, 1998